Exhibit 99.1

FOR IMMEDIATE RELEASE

[SYMETRA LOGO]

Investor Relations Contact:

Jim Pirak

(425) 256-8284

jim.pirak@symetra.com

Media Relations Contact:

Mike DiGioia

(425) 256-6185

mike.digioia@symetra.com

Symetra Announces Pricing Terms of Senior Notes Offering

Bellevue, Wash., July 30, 2014 – Symetra Financial Corporation (NYSE:SYA) announced today the pricing of its offering of $250,000,000 aggregate principal amount of Senior Notes due 2024 (the “Senior Notes”). The Senior Notes will mature on July 15, 2024 and will have an interest rate of 4.25%. Interest will be paid semi-annually on January 15 and July 15 of each year beginning January 15, 2015. The Senior Notes will be sold pursuant to Symetra’s shelf registration statement on file with the Securities and Exchange Commission. Proceeds from the Senior Notes are expected to be used for general corporate purposes, which may include but are not limited to working capital, capital expenditures, repayment of outstanding indebtedness, stock repurchases and dividends. The offering is expected to close on August 4, 2014, subject to customary closing conditions.

J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are acting as joint book-running managers for the offering and the representatives of the underwriters; U.S. Bancorp Investments, Inc., SunTrust Robinson Humphrey, Inc., Barclays Capital Inc., Goldman, Sachs & Co., The Williams Capital Group, L.P. and Wedbush Securities Inc. are acting as co-managers of the offering. The offering is being made only by means of a preliminary prospectus supplement and the accompanying base prospectus, which has been filed with the SEC and is available on the SEC’s website at www.sec.gov. When available, copies of the final prospectus supplement and the accompanying base prospectus may be obtained by contacting J.P. Morgan Securities LLC at 383 Madison Avenue, New York, New York 10179, Attention: Investment Grade Syndicate Desk, or by calling (212) 834-4533, or by contacting Wells Fargo Securities, LLC at 1525 West W.T. Harris Blvd., NC0675, Charlotte, North Carolina 28262, or by calling toll-free (800) 326-5897 or emailing cmclientsupport@wellsfargo.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Senior Notes, nor will there be any sale of these Senior Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Symetra

Symetra Financial Corporation (NYSE: SYA) is a diversified financial services company based in Bellevue, Wash. In business since 1957, Symetra provides employee benefits, annuities and life insurance through a national network of benefit consultants, financial institutions, and independent agents and advisors.

Cautionary Statement About Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of current or historical facts, included or referenced in this release that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. The words “may,” “will,” “believe,” “intend,” “plan,” “expect,” “anticipate,” “project,” “estimate,” “predict,” “potential” and similar expressions also are intended to identify forward-looking statements.

These statements are based on various assumptions and analyses made by Symetra in light of information presently known to management, and considering management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate under the circumstances. Whether actual results and developments will conform to Symetra’s expectations and predictions is subject to a number of risks, uncertainties and contingencies that could cause actual results to differ materially from expectations, or that could cause management to deviate from currently expected or intended courses of actions.

You should consider these forward-looking statements in light of risks, uncertainties and contingencies discussed in the preliminary Prospectus Supplement filed with the Securities and Exchange Commission on July 30, 2014 and in the final Prospectus Supplement to be filed with the Securities and Exchange Commission and those in our annual report on Form 10-K for the year ended December 31, 2013, and subsequent periodic filings made with the Securities and Exchange Commission. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Symetra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Symetra or its business or operations. Symetra assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.